UNITED STATES

               Securities and Exchange Commission

                     Washington, D.C. 20549

                      ____________________


                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

                 Date of Report - March 31, 2000

       (Date of earliest event reported:  March 23, 2000)

                   EL PASO ENERGY CORPORATION

     (Exact name of registrant as specified in its charter)



Delaware                            001-14365           76-0568816
(State or other jurisdiction (Commission File Number)(I.R.S. Employer
of incorporation)                                  Identification Number)

El Paso Energy Building, 1001 Louisiana Street, Houston, Texas 77002
(Address of principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code: (713) 420-2131

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description

  3.A    Restated Certificate of Incorporation of El Paso Energy
          Corporation, as filed with the Delaware Secretary of State on March 23, 2000.

  4.A    Certificate  of Designation, Preferences and  Rights  of
          Series B Mandatorily Convertible Single Reset Preferred
          Stock of El Paso Energy Corporation as filed with the Delaware Secretary of State on March 27, 2000.


                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 31, 2000                El Paso Energy Corporation


                                    By:/s/ Jeffrey I. Beason
                                       -----------------------
                                           Jeffrey I. Beason
                                        Senior Vice President
                                          and Controller

                          Exhibit Index


Exhibit No.                Description

  3.A    Restated Certificate of Incorporation of El Paso Energy
          Corporation as filed with the Delaware Secretary of State on March 23, 2000.

  4.A    Certificate  of Designation, Preferences and  Rights  of
          Series B Mandatorily Convertible Single Reset Preferred
          Stock of El Paso Energy Corporation as filed with the Delaware Secretary of State on March 27, 2000.